EXHIBIT 10.9.2


                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement (the "Amendment") made this ______ day of June, 1996, effective as of the 4th day of March, 1996, by and among Moovies, Inc., a Delaware corporation (the "Company") and Robert Klein, a resident of South Carolina (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee have entered into an Employment Agreement dated as of October 1, 1995 (the "Employment Agreement");

         WHEREAS, the Board of Directors has promoted Employee to Chief Operating Officer and the Compensation Committee of the Board of Directors of the Company has authorized certain changes in the Employment Agreement;

         WHEREAS, the Company desires to enter into this Amendment to secure Employee's continued employment with the Company and to memorialize the changes to the Employment Agreement authorized by the Compensation Committee of the Board of Directors;

         WHEREAS, the Employee desires to accept such continued employment upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Employee hereby agree as follows, effective as of March 4, 1996:

         1. The first sentence of Section 1 of the Employment Agreement is deleted in its entirety and the following two sentences are inserted in lieu thereof:

                  "Employee shall serve as Chief Operating Officer on the terms and conditions hereinafter set forth. Employee shall be responsible, subject to the supervision, direction and control of the President and Board of Directors of the Company, for all facets of the day-to-day operations of the Company to assure that the various divisions and departments of the Company operate efficiently, productively and in full cooperation with one another."

         2. Section 3(a) of the Employment Agreement is deleted in its entirety and the following inserted in lieu thereof:

                            "(a) Base Salary. One Hundred Seventy-Five  Thousand
               Dollars ($175,000) annually ("Base Salary") (prorated for any partial calendar year during the term hereof) shall be payable in accordance with the Company's customary payroll procedures but not less often than in monthly installments."



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         3.  Section  17 of the  Employment  Agreement  is amended by adding the following sentence immediately after the first sentence thereof:

                  "Effective as of March 4, 1996, subject to approval by the stockholders of the Company of the increase in the number of shares of Common Stock subject to the Moovies, Inc. 1995 Stock Plan, Company grants Employee a non-qualified stock option to purchase an additional 100,000 shares of the Company's Common Stock under the Moovies, Inc. 1995 Stock Plan in accordance with the terms of a non-qualified stock option agreement between Company and Employee, which shall contain certain vesting provisions and other terms and conditions."

         4. Other than as expressly provided herein, the Employment Agreement remains in full force and effect.

         5. The Employment Agreement as modified by this Amendment may not be further changed or modified except in writing and signed by Company and Employee.

         6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Employment Agreement.


         IN WITNESS WHEREOF, the parties have executed this Amendment, as of the day and year first above written.

                                        COMPANY:

                                        MOOVIES, INC.


                                        By:__________________________________
                                           John L. Taylor, CEO and President


                                        EMPLOYEE:


                                        _____________________________________
                                        Robert Klein



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